Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

THE PATIENT INVESTOR

Quarterly Report
June 30, 2010

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies.

Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in The Patient Investor is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Ariel Fund and Ariel Appreciation Fund invest primarily in small and mid-sized companies. Investing in small and midcap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Additionally, Ariel Focus Fund invests in mid to large-cap stocks and is a non-diversified fund, which means its investments are concentrated in fewer names than diversi -fied funds, such as Ariel Fund and Ariel Appreciation Fund. Ariel Focus Fund generally holds 20 stocks and therefore may be more volatile than a more diversified investment. Investing in equity stocks is risky and subject to the volatility of the markets.

Performance data quoted is past performance and does not guarantee future results. The performance stated in The Patient Investor assumes the reinvestment of dividends and capital gains. We caution shareholders that we can never predict or assure future returns on investments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. For the period ended June 30, 2010, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were +35.37%, -3.08% and +5.62%; and +30.82%, -0.01% and +6.16%, respectively. For the period ended June 30, 2010, the average annual total returns of Ariel Focus Fund for the one- and five-year periods were +15.38% and -2.17%, respectively. Ariel Focus Fund has an inception date of June 30, 2005, and does not yet have annualized performance for the ten-year period. To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

As of September 30, 2009, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.14% and 1.25%, respectively. As of September 30, 2009, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.87%. The Fund’s adviser, Ariel Investments, LLC, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2011. After that date, there is no assurance such expenses will be limited.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly-owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701 Milwaukee, WI 53201-0701
800.292.7435 | arielinvestments.com

Turtle Talk with our Investment Specialists

My wife and I want to open an IRA but don’t have a lot of money left over after paying our monthly household expenses and contributing to our 401(k) plans at work. I read it is important to have additional retirement accounts like an IRA. Is there a way to get started  without a lot of money?

                           — Louis, Mequon, WI

Khoa: While the 401(k) plan is the primary source of retirement income for millions of Americans today, these plans were never intended to be the main component of an individual’s retirement portfolio   rather such plans were originally created to supplement traditional pension and Social Security benefits. With fewer employers offering pension benefits, however, the 401(k) represents the only source of retirement funds for many Americans today. So, it is important for individuals, like Louis, to consider supplementing their employer-sponsored retirement accounts with other investments.

At Ariel Investments, we offer our shareholders an easy way to start investing without a big dollar commitment as little as $50 per month by signing up for our Automatic Investment Plan or AIP. Ariel’s AIP offers investors a convenient way to “pay yourself first” and put your savings on autopilot because the money is automatically deducted from your bank account or payroll and invested in your Ariel Investments account. And, small amounts invested over time can make a dramatic difference over the long-term. For example, by investing just $50 a month over 20 years, you could have $29,451 saved and if you are able to save more say $100 a month you could have almost $60,000 saved for retirement!*

What’s more it is easy to get started. Here’s how to enroll:

❖ Choose among Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

❖Tell us on the Banking Instructions and Automatic Investment Form how much you wish to invest and if the money will come from your bank account  or paycheck.

To learn more about Ariel’s AIP, call us at 800.292.7435 or visit our award-winning website, arielinvestments.com.

* A program of regular investing does not assure a profit or protect against loss in a declining market. The hypothetical example shows the benefits of an automatic investment program and assumes regular monthly investments over 20 years at an 8% annual return. The example does not account for any fees or expenses, and therefore returns from an actual investment would be lower. It is illustrative only and is not indicative of any specific return you may receive from a particular investment. Investing in equity stocks is risky and subject to the volatility of the markets.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder:

“ To climb steep hills requires slow pace at first.”

                   – William Shakespeare

For the second quarter ended June 30, 2010, the stock market experienced what we believe to be a short-term reversal of fortune after a string of positive quarterly returns following last year’s March 9th bottom. As Barron’s noted, “A one-day crash, slower U.S. growth, and European debt worries more than washed out first quarter gains…”1 Accordingly, the broad market as measured by the S&P 500 Index dropped -11.43%. Smaller stocks comprising the Russell 2500 Value and Russell 2500 indices fell -10.16% and -9.98%, respectively. Meanwhile, mid-cap stocks were similarly impacted, with the Russell Midcap Value Index declining -9.57% and the Russell Midcap Index giving back -9.88%. In addition to smaller companies, financials and consumer stocks were among the very worst-performing categories of the 72 investment groupings tracked by Morningstar, Inc. The big winners in a renewed risk-averse environment were government bonds and the perennial bunker-mentality asset gold.

Against this challenging backdrop, we were disappointed but hardly surprised by the -14.09% decline experienced by Ariel Fund and Ariel Appreciation Fund’s similar -14.34% return. Disappointed because we have seen our remarkable progress temporarily stall; hardly surprised because market setbacks are to be expected. Not to mention, with big weightings in smaller consumer and financial stocks, our long-time bias towards this quarter’s weakest performers were sure to present headwinds at least for the time being.

One quarter notwithstanding, we remain optimistic about the portfolios’ positioning and continue to take advantage of great values at hand. As contrarian investors, we see market downturns as opportunities. In early 2009, we saw breathtakingly cheap valuations as overreactions to significant bad news. Today’s low valuations and strong fundamentals get us excited. As the great value investor Warren Buffett has smartly noted, “A climate of fear is [an investor’s] best friend…Big opportunities come infrequently. When it’s raining gold, reach for a bucket, not a thimble.”2 This perspective enabled us to generate a sharp rebound off of last year’s lows. To this point, over the last 12 months, Ariel Fund ranks in the top 3% of Mid-Cap Core funds tracked by Lipper, Inc. Similarly, Ariel Appreciation Fund ranks in the top 1% of the Multi-Cap Core funds in its Lipper category. Near-term numbers may be reassuring to those jarred by the downturn, but as patient investors, we view long-term returns as those that matter most. On that point, since the 1986 inception of Ariel Fund and the 1989 Ariel Appreciation Fund start, both funds rank in the top quartile of their respective Lipper universes.

The Patient Investor June 30, 2010	2	Slow and Steady Wins the Race

“ That light isn’t a train.”

– Louis Rukeyser’s Wall Street3

Given the market come-uppance in recent weeks, there is a growing chorus that a back-to-back recession (a.k.a. “double-dip”) is at hand. As Barron’s quipped, “The bearish themes…have brought the double-dip-recession crowd back to full throttle.”4 More specifically, there is mounting speculation that another recession driven by anything and everything from lingering unemployment to Europe’s sovereign debt troubles to an ambivalent U.S. consumer is on the horizon.

Some of the best counter-arguments to this view were made in a recent edition of US Economics Weekly, which noted: “Double-dips tend to be man-made. There have been only two episodes that could be considered double-dips in the U.S. the recessions of 1937 and 1981 and in both cases the economy didn’t just slip back into recession, policymakers gave it an almighty shove.”5 In both instances, the government tightened the money supply (directly in 1981 and indirectly in the 1930s). Since check, the Federal Reserve has indicated plans to keep interest rates at record lows. Moreover, as Federal Reserve Chairman Ben Bernanke is a renowned authority on the great Depression, he is unlikely to repeat mistakes from that era. Additionally, the economy continues to grow (2.7% for the first quarter of 2010) albeit at a slower pace than the brisk 5.6% growth that occurred in the fourth quarter of last year. While the jobs story appears to be in a holding pattern, 41% of hiring managers say they plan to hire in the second half of this year.6 Here it is worth noting, as a lagging indicator, jobs generally come toward the end of an economic recovery.

As far as Europe’s debt woes as a trigger, it’s true: the governments and citizens of the most debt-ridden European countries will need to significantly rein in their spending and their lifestyles. But few, if any, were expecting Europe to be the engine that would fuel global economic growth. Moreover, while the issues at hand for Europearenotinsignificant, they are manageable given the amount owed by the most indebted countries against the backdrop of the global economy. It also helps that, thus far, the EU leadership has astutely recognized the domino effect that could play out without a coordinated effort and is therefore standing together to address the problems facing the continent head on.

Finally, there is the notion that an overspent U.S. consumer will lead us back into a recession. Since the U.S. consumer represents 70 percent of our economy, to the extent the United States helps drive global growth, our consumer takes on an ever-important role. While the bears argue U.S. consumers saddled with debt from past excesses have permanently retreated, some positive signs suggest renewed consumer spending may be on the horizon. For one, wages are actually growing again, which is a much better leading indicator than a few soft months of consumer spending. Here we agree with Robert Johnson of Morningstar.com, who wrote: “recent strong income gains will turn into spending gains in the months ahead.”7 In addition, we are actually remainsverymuchin encouraged by the fact that the consumer is saving more. As The Washington Post reported, “…the personal savings rate in May the part of every paycheck that goes unspent rose to 4 percent, the highest amount in nearly a year…”8 Some would suggest our about-face toward savings runs counter to the consumption needed to kick-start the economy. We take a different view based on our belief that as working consumers continue to make a bit more money, pay down debt and build up a savings cushion, they will feel more comfortable spending rationally, which should ultimately spur economic growth.

Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds based on total returns. Ariel Fund has a Lipper ranking inception date of November 6, 1986. For the period ended June 30, 2010, the rankings of Ariel Fund for the one-, five-, ten-year and since inception periods were in the 3 rd percentile (10 out of 414 funds), 93rd percentile (256 out of 276 funds), 18th percentile (22 out of 128 funds) and 21st percentile (3 out of 14 funds), respectively, among Mid-Cap Core Funds. Ariel Appreciation Fund has a Lipper ranking inception date of December 7, 1989. For the period ended June 30, 2010, the rankings of Ariel  Appreciation Fund for the one-, five-, ten-year and since inception periods were in the 1st  percentile (8 out of 827 funds), 42nd percentile (238 out of 571 funds), 6th percentile (13 out of 250 funds) and 23rd percentile (9 out of 40 funds), respectively, among Multi-Cap Core Funds.

“ Here is a fact that should help you fight a bit longer: Things that don’t actually kill you outright make you stronger.”

                  – Piet Hein

Yet another take on Nietzsche, “A Maxim for Vikings” could also serve as a maxim for companies, Chief Executives and investors too. In fact, because the financial crisis brought the global economy so close to the brink of disaster and companies had to do extraordinary things to survive they are leaner, more productive, financially stronger and better than any time in recent years. Not to mention, they are flush with cash possessing more cash on their balance sheets than ever before. In our view, this is yet another prelude to better times and fuels our optimism. With large amounts of cash stockpiled, corporations will ultimately deploy free cash flow by hiring new workers, investing in projects to spur growth, making acquisitions or returning capital to shareholders in the form of stock buybacks or dividends. Our positive outlook is only further emboldened by the values at hand. Not only is the broad market selling at a nice discount to its historical price/earnings ratio below 12x versus 15x long-term average our own portfolios continue to trade at a significant discount to our estimate of their private market values. The upside is not just stock prices catching up with fundamentals. We also see real potential for acquisitions to heat up as companies look to expand while valuations are compelling and they have loads of cash on hand. As we write, we are seeing signs of just that. More specifically, we were delighted to learn of long-time Ariel Fund and Ariel Appreciation Fund holding Hewitt Associates, Inc.’s (HEW) planned acquisition by Aon Corporation (AON) at a 41% premium to its stock price. In our view, this transaction may well be the kick-off to a series of combinations, consolidations and takeovers.

Portfolio Comings and Goings
During the second quarter we did not purchase any new holdings in Ariel Fund, but we exited our position in Equifax Inc. (EFX) to pursue more compelling opportunities.

In Ariel Appreciation Fund, we exited three positions and added two new names during the second quarter. The new positions included leading toy manufacturer Mattel, Inc. (MAT), a previous Ariel holding we owned from 2004 through 2007. The company’s primary business is consistent revenue from well-established brands, with only a small portion of sales coming from the lower-margin fashion side of the business. Although we expect slow growth from the business, the company offers stability and consistency. We also added for-Inc. (DV). DeVry is a previous Ariel holding we owned on and off from 1991 through 2007, and currently a holding in Ariel Fund. DeVry specializes in career-oriented training in management, technology, health care and finance. The evidence shows DeVry graduates are able to get better jobs or expand their responsibilities. With unemployment hovering at 10%, we believe many people will go back to school to learn new skills and bolster existing knowledge, which should continue to boost enrollment at DeVry. Conversely, we eliminated our positions in Equifax Inc. (EFX), Markel Corp. (MKL) and Constellation Brands (STZ) to pursue more compelling opportunities.

As always, we appreciate the opportunity to serve  you and welcome any questions or comments you  might have. You can also contact us directly at  email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1	Barron’s, July 12, 2010, page L20.
2	WSJ.com, March 1, 2010.
3	Louis Rukeyser’s Wall Street, January 2009, page 1.
4	Barron’s, June 28, 2010, page 11.
5	US Economics Weekly, July 12, 2010, page 1.
6	Careerbuilder.com, July 1, 2010.
7	Morningstar.com, “Outlook for the Economy by Robert Johnson,” June 29, 2010.
8	The Washington Post, “Savings Rate Grows Faster than Consumer Spending,” June 29, 2010.

arielinvestments.com	4	800.292.7435

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND
The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2010
	2nd Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	-14.09%	35.37%	-11.46%	-3.08%	5.62%	10.26%
Russell 2500 Value Index	-10.16%	26.46%	-9.26%	-0.09%	7.58%	10.49%
Russell 2500 Index	-9.98%	24.03%	-7.98%	0.98%	4.15%	9.63%
S&P 500 Index	-11.43%	14.43%	-9.81%	-0.79%	-1.59%	8.70%
Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be loweror higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS

		Russell
		2500	Russell	S&P
	Ariel	Value	2500	500
	Fund†	Index	Index	Index
Consumer
discretionary & services	36.43%	10.41%	15.27%	12.02%

Financial services	27.20%	34.65%	22.81%	17.14%

Producer durables	14.41%	11.02%	13.70%	10.64%

Consumer staples	10.16%	3.77%	3.29%	10.01%

Health care	7.70%	5.99%	11.53%	12.02%

Materials & processing	2.67%	7.93%	8.00%	3.71%

Technology	1.43%	7.34%	12.56%	17.16%

Utilities	0.00%	12.13%	7.04%	6.51%

Energy	0.00%	6.76%	5.81%	10.80%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition
Equity	99.2%
Cash, Other Assets & Liabilities	0.8%
Expense Ratio
As of 9/30/2009	1.14%

TOP TEN EQUITY HOLDINGS

1	Hewitt Associates, Inc.	4.4%	6	Interpublic Group of Cos., Inc.	3.9%
	Leading human resources			Global advertising and marketing
	outsourcing and consulting firm			services conglomerate

2	Hospira, Inc.	4.2%	7	Gannett Co., Inc.	3.8%
	Diversified health care company			Largest U.S. newspaper company
				and publisher of USA Today
3	Jones Lang LaSalle Inc.	4.1%
	Leading commercial real estate		8	Lazard Ltd	3.6%
	services firm			International financial advisory
				and asset management
4	Janus Capital Group Inc.	4.0%
	Investment management company		9	J.M. Smucker Co.	3.5%
				Consumer products company that
5	CBS Corp.	3.9%		sells jams, peanut butter and coffee
	Mass media company
			10	Stanley Black & Decker, Inc.	3.5%
				Global manufacturer of home
				improvement products

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of small to mid-cap companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	6	800.292.7435

Ariel Fund Schedule of Investments

Number of Shares	Common Stocks – 99.17%	Cost	Market Value

	Consumer discretionary & services – 36.13%
5,509,000	CBS Corp., Class B	$29,974,391	$71,231,370
529,975	DeVry Inc.	31,393,366	27,818,388
5,164,739	Gannett Co., Inc.	14,134,177	69,517,387
3,303,625	International Game Technology	38,027,450	51,866,913
9,953,772	Interpublic Group of Cos., Inc.(a)	69,134,383	70,970,394
1,160,071	Meredith Corp.	24,852,975	36,113,010
1,178,748	Mohawk Industries, Inc.(a)	59,324,463	53,939,509
4,108,757	Newell Rubbermaid Inc.	74,325,639	60,152,203
1,334,775	Nordstrom, Inc.	18,623,063	42,966,407
2,004,356	Royal Caribbean Cruises Ltd.(a)	18,252,968	45,639,186
976,367	Sotheby's	15,651,917	22,329,513
1,250,395	Stanley Black & Decker, Inc.	36,598,806	63,169,955
1,117,106	Tiffany & Co.	39,374,382	42,349,488
		469,667,980	658,063,723
	Consumer staples – 10.07%
1,788,338	Constellation Brands, Inc., Class A(a)	22,320,151	27,933,840
617,054	Energizer Holdings, Inc.(a)	14,462,367	31,025,475
1,070,438	J.M. Smucker Co.	38,667,004	64,461,776
1,582,125	McCormick & Co., Inc.	56,989,323	60,057,465
		132,438,845	183,478,556
	Financial services – 26.98%
4,266,657	CB Richard Ellis Group, Inc.(a)	17,564,821	58,069,202
682,826	City National Corp.	28,651,314	34,981,176
907,100	Dun & Bradstreet Corp.	71,447,111	60,884,552
1,091,600	Fair Isaac Corp.	23,181,028	23,785,964
1,794,065	HCC Insurance Holdings, Inc.	35,586,221	44,421,049
8,232,978	Janus Capital Group Inc.	79,768,946	73,108,845
1,123,173	Jones Lang LaSalle Inc.	17,107,621	73,725,076
2,436,200	Lazard Ltd, Class A	84,280,457	65,070,902
60,016	Markel Corp.(a)	10,903,116	20,405,440
3,333,657	PrivateBancorp, Inc.	40,547,301	36,936,920
		409,037,936	491,389,126
	Health care – 7.63%
720,834	Bio-Rad Laboratories, Inc., Class A(a)	44,711,306	62,344,933
1,335,301	Hospira, Inc.(a)	46,336,740	76,713,042
		91,048,046	139,057,975
	Materials & processing – 2.65%
4,495,038	Interface, Inc., Class A(b)	45,207,263	48,276,708

Ariel Fund Schedule of Investments (continued)		June 30, 2010 (unaudited)

Number of Shares	Common Stocks – 99.17%	Cost	Market Value
	Producer durables – 14.29%
1,800,403	Brady Corp., Class A	$28,930,591	$44,866,043
1,769,200	Brink's Co.	43,636,143	33,667,876
2,757,290	Herman Miller, Inc.	50,432,182	52,030,062
2,341,413	Hewitt Associates, Inc., Class A(a)	64,470,352	80,685,092
1,714,511	IDEX Corp.	28,255,076	48,983,579
		215,724,344	260,232,652
	Technology – 1.42%
606,350	Anixter Intl Inc.(a)	13,250,016	25,830,510

	Total common stocks	1,376,374,430	1,806,329,250

Principal Amount	Repurchase Agreement – 0.58%	Cost	Market Value

$10,487,204	Fixed Income Clearing Corporation, 0.00%, dated 6/30/2010,
	due 7/1/2010, repurchase price $10,487,204, (collateralized by
	Federal Home Loan Mortgage Assoc., 4.75%, due 1/19/2016)	$10,487,204	$10,487,204
	Total Investments – 99.75%	$1,386,861,634	1,816,816,454
	Other Assets less Liabilities – 0.25%		4,537,153
	Net Assets – 100.00%		$1,821,353,607

(a)Non-income producing.
(b)Affiliatedcompany (See Note Three).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

arielinvestments.com	8	800.292.7435

Ariel Fund Statistical Summary (ARgFX)										(unaudited)

			52-Week Range		Earnings per Share				P/E Calendar
					2008	2009	2010	2008	2009	2010	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	6/30/10	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Interface, Inc.	IFSIA	10.74	5.22	14.42	0.82	0.28	0.55	13.1	38.4	19.5	682
PrivateBancorp, Inc.	PVTB	11.08	8.33	29.11	(3.11)	(0.95)	(0.77)	NM	NM	NM	790
Brink's Co.	BCO	19.03	19.00	30.66	2.91	1.76	1.52	6.5	10.8	12.5	912
Fair Isaac Corp.	FICO	21.79	13.68	27.00	1.66	1.34	1.50	13.1	16.3	14.5	999
Herman Miller, Inc.	MLHR	18.87	13.32	22.50	2.59	0.80	0.93	7.3	23.6	20.3	1,075
Brady Corp.	BRC	24.92	23.71	35.37	2.22	1.85	2.22	11.2	13.5	11.2	1,308
Meredith Corp.	MDP	31.13	23.61	38.08	2.72	1.78	2.31	11.4	17.5	13.5	1,412
Anixter Intl Inc.	AXE	42.60	31.57	54.16	5.80	(0.83)	3.00	7.3	NM	14.2	1,444
Sotheby's	BID	22.87	11.14	40.00	0.51	0.22	1.52	44.8	104.0	15.0	1,533
Janus Capital Group Inc.	JNS	8.88	8.84	16.06	0.86	0.45	0.68	10.3	19.7	13.1	1,631
IDEX Corp.	IEX	28.57	22.16	35.54	1.67	1.61	2.05	17.1	17.7	13.9	2,323
Bio-Rad Laboratories, Inc.	BIO	86.49	68.90	125.01	5.40	6.08	6.09	16.0	14.2	14.2	2,387
Lazard Ltd	LAZ	26.71	25.79	44.62	0.06	(1.68)	2.00	445.2	NM	13.4	2,601
City National Corp.	CYN	51.23	32.57	64.30	2.11	0.50	1.75	24.3	102.5	29.3	2,658
Jones Lang LaSalle Inc.	JLL	65.64	28.78	84.49	3.24	1.82	3.16	20.3	36.1	20.8	2,759
HCC Insurance Holdings, Inc.	HCC	24.76	23.42	29.01	2.81	3.11	2.76	8.8	8.0	9.0	2,847
Mohawk Industries, Inc.	MHK	45.76	31.40	66.93	4.42	2.61	3.53	10.4	17.5	13.0	3,138
Hewitt Associates, Inc.	HEW	34.46	27.92	43.85	2.03	2.81	2.98	17.0	12.3	11.6	3,207
Gannett Co., Inc.	GCI	13.46	3.10	19.69	3.16	1.75	2.27	4.3	7.7	5.9	3,260
Markel Corp.	MKL	340.00	266.91	392.55	22.10	20.52	17.15	15.4	16.6	19.8	3,334
Dun & Bradstreet Corp.	DNB	67.12	66.99	84.95	5.60	5.99	5.65	12.0	11.2	11.9	3,376
Constellation Brands, Inc.	STZ	15.62	12.25	18.87	1.68	1.66	1.65	9.3	9.4	9.4	3,471
Interpublic Group of Cos., Inc.	IPG	7.13	4.57	12.40	0.52	0.19	0.44	13.7	37.5	16.2	3,489
Energizer Holdings, Inc.	ENR	50.28	50.24	69.11	5.98	5.12	5.61	8.4	9.8	9.0	3,521
DeVry Inc.	DV	52.49	44.07	74.36	2.07	3.00	4.15	25.4	17.5	12.6	3,739
Newell Rubbermaid Inc.	NWL	14.64	9.79	17.96	1.24	1.30	1.32	11.8	11.3	11.1	4,073
CB Richard Ellis Group, Inc.	CBG	13.61	7.61	17.98	0.74	0.18	0.53	18.4	75.6	25.7	4,380
International Game Technology	IGT	15.70	13.58	23.30	1.13	0.92	1.00	13.9	17.1	15.7	4,677
Tiffany & Co.	TIF	37.91	23.85	52.19	1.74	2.00	2.60	21.8	19.0	14.6	4,822
Royal Caribbean Cruises Ltd.	RCL	22.77	11.80	38.12	2.68	0.75	2.23	8.5	30.4	10.2	4,894
McCormick & Co., Inc.	MKC	37.96	31.27	40.77	2.32	2.36	2.51	16.4	16.1	15.1	5,058
Nordstrom, Inc.	JWN	32.19	18.18	46.22	1.83	1.90	2.63	17.6	16.9	12.2	7,046
J.M. Smucker Co.	SJM	60.22	47.63	63.50	3.48	3.86	4.31	17.3	15.6	14.0	7,173
Stanley Black & Decker, Inc.	SWK	50.52	31.20	66.27	3.31	2.97	3.21	15.3	17.0	15.7	8,103
CBS Corp.	CBS	12.93	5.65	16.98	1.91	0.65	1.17	6.8	19.9	11.1	8,770
Hospira, Inc.	HSP	57.45	35.58	58.13	2.53	3.11	3.52	22.7	18.5	16.3	9,514

Note: Holdings are as of June 30, 2010. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2010. P/E ratios are based on earnings stated and June 30, 2010 stock price. NM=Not Meaningful.

Hospira, Inc. (NYSE: HSP) 275 North Field Drive Lake Forest, IL 60045 224.212.2000 hospira.com

Hospira, Inc., spun out of Abbott Laboratories in 2004, is a diversified health care products company. The company develops injectable pharmaceuticals, manufactures branded injectable products for pharmaceutical companies and creates medication delivery products. Many of its products focus on increasing efficiency and safety within hospitals, nursing homes, home care agencies, and rehabilitation centers. Some of Hospira’s products are: infusion pumps; intravenous (IV) sets; IV solutions; pre-filled injectable oncologic pharmaceuticals; and pre-filled injectable antibiotics.

Innovation Maintains a Wide Moat
Hospira’s business has high barriers to entry. First, injectable pharmaceuticals are far more complex to manufacture than pills. The solubility of different pharmaceutical ingredients and stabilization of those products in liquid form vary greatly. Second, Hospira has proprietary packaging technology that decreases medical errors through bar-coding and software, increases easy-use syringes, and decreases product waste. Third, manufacturing these complex products is heavily regulated. Some facilities must be sterile, for instance, and approved by the Food and Drug Administration for a particular product only. As such, Hospira’s facilities are costly to operate and can therefore take years to receive manufacturing approval. Finally, Hospira is currently the only American manufacturer to launch a biosimilar in Europe. As you may know, a biosimilar is a generic biologic. With billions of dollars of biological products losing patent protection in the coming years globally, this innovative product should offer Hospira another highly competitive advantage.

Biosimilar Opportunity
Biotech revenues are about $90 billion worldwide and growing 12% annually. Hospira has launched the biosimilar product of Epogen (EPO) in Europe. This launch is a highly strategic and first-to-market venture, as many countries currently do not have an approval process or “pathway” for a biological drug to have a generic drug as chemical pills do today. Europe was the first region to offer a pathway for biosimilar drugs. Biosimilars are highly complex and require an extremely high level of expertise. This is potentially a large opportunity for Hospira as biosimilars are rolled out worldwide in the coming years. Other countries are looking and learning from Europe’s experience in launching biosimilars as a means to implement a pathway within their own countries. The driver of this biosimilar focus is to lower the cost of these highly expensive, fast growing health care products. This remains an extremely controversial topic within the U.S. as the details to a product approval or “pathway” are still being debated.  in product delivery through

Solving a Big Problem
As the population ages, many know health care costs are rising to unsustainable amounts globally. Hospira’s products offer an answer to this growing problem since generic injectables cost less than the branded products. In addition, Hospira’s proprietary products lower hospital labor costs by increasing nursing productivity. Finally, the technological advances and product safety features lower medical errors, thereby saving the entire health care system both lives and costs. As of June 30, 2010, Hospira shares traded at $57.45, an 11% discount to our private market value  of $64.33.

arielinvestments.com	10	800.292.7435

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND
The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2010
	2nd Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Appreciation Fund	-14.34%	30.82%	-7.35%	-0.01%	6.16%	9.59%
Russell Midcap Value Index	-9.57%	28.91%	-9.44%	0.71%	7.55%	10.35%
Russell Midcap Index	-9.88%	25.13%	-8.19%	1.22%	4.24%	9.99%
S&P 500 Index	-11.43%	14.43%	-9.81%	-0.79%	-1.59%	7.73%
Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS

		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index
Consumer
discretionary & services	36.41%	10.61%	15.68%	12.02%

Financial services	28.23%	30.80%	20.54%	17.14%

Health care	15.33%	5.37%	9.26%	12.02%

Producer durables	10.05%	10.37%	13.46%	10.64%

Consumer staples	7.05%	7.32%	5.97%	10.01%

Technology	2.93%	4.65%	11.74%	17.16%

Materials & processing	0.00%	5.93%	6.70%	3.71%

Utilities	0.00%	15.06%	8.58%	6.51%

Energy	0.00%	9.88%	8.07%	10.80%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition
Equity	99.7%
Cash, Other Assets & Liabilities	0.3%
Expense Ratio
As of 9/30/2009	1.25%

TOP TEN EQUITY HOLDINGS

1	Hewitt Associates, Inc.	4.2%	6	Northern Trust Corp.	3.7%
	Leading human resources			Premier trust bank focused
	outsourcing and consulting firm			on asset management, asset
				custodianship and private banking
2	Accenture plc	4.0%
	Global management consultant		7	CBS Corp.	3.7%
	specializing in technology and			Mass media company
	outsourcing
			8	Thermo Fisher Scientific Inc.	3.2%
3	Gannett Co., Inc.	3.9%		Leading manufacturer and
	Largest U.S. newspaper company			supplier of lab equipment and
	and publisher of USA Today			supplies for the health care industry

4	Viacom, Inc.	3.9%	9	AFLAC Inc.	3.2%
	Cable network and film			Leading provider of supplemental
	production company			health and life insurance products
				in the U.S. and Japan
5	Jones Lang LaSalle Inc.	3.9%
	Leading commercial real estate		10	Mohawk Industries, Inc.	3.0%
	services firm			Oldest and leading manufacturer of
				carpet, tile, and wood floor coverings

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of mid-cap companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflecta maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	12	800.292.7435

Ariel Appreciation Fund Schedule of Investments	June 30, 2010 (unaudited)

Number of Shares	Common Stocks – 99.73%	Cost	Market Value

	Consumer discretionary & services – 36.31%
1,062,550	Carnival Corp. & plc	$29,217,755	$32,131,512
3,651,000	CBS Corp., Class B	25,466,019	47,207,430
363,800	DeVry Inc.	21,841,994	19,095,862
3,687,200	Gannett Co., Inc.	9,279,315	49,629,712
1,921,700	International Game Technology	25,218,992	30,170,690
5,316,175	Interpublic Group of Cos., Inc.(a)	30,231,071	37,904,328
1,063,900	Mattel, Inc.	24,078,294	22,512,124
838,975	Mohawk Industries, Inc.(a)	38,084,790	38,391,496
667,500	Nordstrom, Inc.	8,374,245	21,486,825
1,101,600	Omnicom Group Inc.	32,640,308	37,784,880
494,800	Sotheby's	9,412,000	11,316,076
678,499	Stanley Black & Decker, Inc.	14,909,652	34,277,769
733,900	Tiffany & Co.	23,880,986	27,822,149
1,569,500	Viacom, Inc.	38,574,299	49,235,215
		331,209,720	458,966,068
	Consumer staples – 7.03%
284,347	Clorox Co.	11,767,422	17,675,009
375,900	Energizer Holdings, Inc.(a)	17,333,701	18,900,252
532,675	J.M. Smucker Co.	27,256,513	32,077,689
532,825	McCormick & Co., Inc.	18,718,892	20,226,037
		75,076,528	88,878,987
	Financial services – 28.16%
942,200	AFLAC Inc.	19,344,678	40,203,674
2,811,450	CB Richard Ellis Group, Inc.(a)	10,100,976	38,263,834
454,300	City National Corp.	23,865,075	23,273,789
498,722	Dun & Bradstreet Corp.	26,954,212	33,474,221
374,000	Franklin Resources, Inc.	14,683,022	32,235,060
4,069,675	Janus Capital Group Inc.	33,519,999	36,138,714
741,800	Jones Lang LaSalle Inc.	43,520,254	48,691,752
1,145,200	Lazard Ltd, Class A	41,344,292	30,588,292
1,011,300	Northern Trust Corp.	40,006,302	47,227,710
579,900	T. Rowe Price Group, Inc.	12,554,880	25,741,761
		265,893,690	355,838,807
	Health care – 15.29%
808,750	Baxter Intl Inc.	28,246,090	32,867,600
280,525	Bio-Rad Laboratories, Inc., Class A(a)	19,179,774	24,262,607
315,500	Laboratory Corp. of America(a)	21,059,274	23,772,925
943,500	St. Jude Medical, Inc.(a)	35,286,558	34,050,915
825,854	Thermo Fisher ScientificInc.(a)	15,745,707	40,508,139
700,000	Zimmer Holdings, Inc.(a)	31,338,082	37,835,000
		150,855,485	193,297,186

Ariel Appreciation Fund Schedule of Investments (continued)		June 30, 2010 (unaudited)

Number of Shares	Common Stocks – 99.73%	Cost	Market Value
	Producer durables – 10.02%
1,292,100	Accenture plc, Class A	$23,390,777	$49,939,665
1,536,000	Hewitt Associates, Inc., Class A(a)	43,447,659	52,930,560
576,150	Illinois Tool Works Inc.	27,545,335	23,783,472
		94,383,771	126,653,697
	Technology – 2.92%
313,000	Anixter Intl Inc.(a)	18,444,399	13,333,800
1,954,900	Dell Inc.(a)	20,551,375	23,576,094
		38,995,774	36,909,894

	Total common stocks	956,414,968	1,260,544,639

Principal Amount	Repurchase Agreement – 0.40%	Cost	Market Value

$4,988,685	Fixed Income Clearing Corporation, 0.00%, dated 6/30/2010,
	due 7/1/2010, repurchase price $4,988,685, (collateralized by
	Federal Home Loan Mortgage Assoc., 4.75%, due 1/19/2016)	$4,988,685	$4,988,685
	Total Investments – 100.13%	$961,403,653	1,265,533,324
	Liabilities less Other Assets – (0.13%)		(1,631,187)
	Net Assets – 100.00%		$1,263,902,137

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

arielinvestments.com	14	800.292.7435

Ariel Appreciation Fund Statistical Summary (CAAPX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2008	2009	2010	2008	2009	2010	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	6/30/10	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Anixter Intl Inc.	AXE	42.60	31.57	54.16	5.80	(0.83)	3.00	7.3	NM	14.2	1,444
Sotheby's	BID	22.87	11.14	40.00	0.51	0.22	1.52	44.8	104.0	15.0	1,533
Janus Capital Group Inc.	JNS	8.88	8.84	16.06	0.86	0.45	0.68	10.3	19.7	13.1	1,631
Bio-Rad Laboratories, Inc.	BIO	86.49	68.90	125.01	5.40	6.08	6.09	16.0	14.2	14.2	2,387
Lazard Ltd	LAZ	26.71	25.79	44.62	0.06	(1.68)	2.00	445.2	NM	13.4	2,601
City National Corp.	CYN	51.23	32.57	64.30	2.11	0.50	1.75	24.3	102.5	29.3	2,658
Jones Lang LaSalle Inc.	JLL	65.64	28.78	84.49	3.24	1.82	3.16	20.3	36.1	20.8	2,759
Mohawk Industries, Inc.	MHK	45.76	31.40	66.93	4.42	2.61	3.53	10.4	17.5	13.0	3,138
Hewitt Associates, Inc.	HEW	34.46	27.92	43.85	2.03	2.81	2.98	17.0	12.3	11.6	3,207
Gannett Co., Inc.	GCI	13.46	3.10	19.69	3.16	1.75	2.27	4.3	7.7	5.9	3,260
Dun & Bradstreet Corp.	DNB	67.12	66.99	84.95	5.60	5.99	5.65	12.0	11.2	11.9	3,376
Interpublic Group of Cos., Inc.	IPG	7.13	4.57	12.40	0.52	0.19	0.44	13.7	37.5	16.2	3,489
Energizer Holdings, Inc.	ENR	50.28	50.24	69.11	5.98	5.12	5.61	8.4	9.8	9.0	3,521
DeVry Inc.	DV	52.49	44.07	74.36	2.07	3.00	4.15	25.4	17.5	12.6	3,739
CB Richard Ellis Group, Inc.	CBG	13.61	7.61	17.98	0.74	0.18	0.53	18.4	75.6	25.7	4,380
International Game Technology	IGT	15.70	13.58	23.30	1.13	0.92	1.00	13.9	17.1	15.7	4,677
Tiffany & Co.	TIF	37.91	23.85	52.19	1.74	2.00	2.60	21.8	19.0	14.6	4,822
McCormick & Co., Inc.	MKC	37.96	31.27	40.77	2.32	2.36	2.51	16.4	16.1	15.1	5,058
Nordstrom, Inc.	JWN	32.19	18.18	46.22	1.83	1.90	2.63	17.6	16.9	12.2	7,046
J.M. Smucker Co.	SJM	60.22	47.63	63.50	3.48	3.86	4.31	17.3	15.6	14.0	7,173
Mattel, Inc.	MAT	21.16	15.03	24.60	1.11	1.52	1.72	19.1	13.9	12.3	7,715
Laboratory Corp. of America	LH	75.35	62.06	83.00	4.99	5.28	5.83	15.1	14.3	12.9	7,851
Stanley Black & Decker, Inc.	SWK	50.52	31.20	66.27	3.31	2.97	3.21	15.3	17.0	15.7	8,103
Clorox Co.	CLX	62.16	55.40	65.67	3.37	4.16	4.51	18.4	14.9	13.8	8,755
CBS Corp.	CBS	12.93	5.65	16.98	1.91	0.65	1.17	6.8	19.9	11.1	8,770
Omnicom Group Inc.	OMC	34.30	29.71	44.08	3.17	2.67	2.81	10.8	12.8	12.2	10,529
Zimmer Holdings, Inc.	ZMH	54.05	38.55	64.77	4.24	4.13	4.52	12.7	13.1	12.0	10,961
Northern Trust Corp.	NTRS	46.70	46.60	62.35	3.47	3.16	3.00	13.5	14.8	15.6	11,294
T. Rowe Price Group, Inc.	TROW	44.39	36.67	59.44	1.82	1.65	2.43	24.4	26.9	18.3	11,516
St. Jude Medical, Inc.	STJ	36.09	31.66	42.87	2.41	2.55	2.92	15.0	14.2	12.4	11,772
Viacom, Inc.	VIA.B	31.37	19.95	37.07	2.13	2.43	3.12	14.7	12.9	10.1	19,064
Franklin Resources, Inc.	BEN	86.19	65.48	121.90	5.97	4.40	6.23	14.4	19.6	13.8	19,599
AFLAC Inc.	AFL	42.67	28.17	56.56	3.92	4.85	5.24	10.9	8.8	8.1	20,030
Thermo Fisher Scientific Inc.	TMO	49.05	37.10	57.40	3.16	3.05	3.43	15.5	16.1	14.3	20,130
Illinois Tool Works Inc.	ITW	41.28	34.47	52.72	3.08	2.32	3.17	13.4	17.8	13.0	20,743
Dell Inc.	DELL	12.06	11.84	17.52	1.35	0.96	1.08	8.9	12.6	11.2	23,577
Carnival Corp. & plc	CCL	30.24	23.99	44.21	2.84	2.24	2.39	10.6	13.5	12.7	23,859
Baxter Intl Inc.	BAX	40.64	40.34	61.88	3.45	4.03	4.20	11.8	10.1	9.7	24,298
Accenture plc	ACN	38.65	19.19	44.67	2.65	2.79	2.65	14.6	13.9	14.6	24,601

Note:  Holdings are as of June 30, 2010. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2010. P/E ratios are based on earnings stated and June 30, 2010 stock price. NM=Not Meaningful.

Mattel, Inc. (NYSE: MAT) 333 Continental Boulevard El Segundo, CA 90245 310.252.2000 mattel.com

Founded in 1945, Mattel, Inc. has grown into the world’s largest toy manufacturer with more than $5 billion in sales. From Barbie to Hot Wheels, Mattel controls great brands that have been popular for generations. Starting with Fisher-Price, children play with Mattel products from infancy all the way into their teens. While the company is best known for its girl-focused brands, including Barbie, American girl and Polly Pocket, it also owns iconic boy-focused brands such as Hot Wheels and Matchbox.

The Power of Nostalgia
For parents buying toys for their children, Mattel products are familiar, wholesome and trustworthy. Parents fondly remember playing with Barbie’s Dream House or Matchbox cars and want their children to experience the same joy. Other companies entrust their properties to Mattel precisely because the company has guarded its franchises so well. For example, Disney, which is famously protective of its brands, enlists Mattel to produce toys for Disney Princesses, Toy Story, Pixar’s Cars, and more.

Digital: Threat or Opportunity?
As children’s attention has increasingly been drawn to video games, the Internet and cell phones, investors question whether Mattel can remain relevant in a digital world. While its largest competitor, Hasbro, has pursued a broader media strategy including movies and a 50% stake in a new cable network Mattel remains focused on toys. Some of Mattel’s brands have made major movie appearances Barbie and Ken star in Toy Story 3, for example and we expect to see these opportunities increase in the future. In introducing their newest doll franchise, Monster High, Mattel produced a series of animated videos about the characters to demonstrate the versatility of the brand. Furthermore, with nearly half of sales coming from international markets, the company has proven its brands have global appeal. In developing markets, the affordable cost of dolls and toy cars appeals to lower-income consumers, while in developed markets more elaborate and expensive toys are in higher demand.

Long-Term Leadership
Led by CEO Bob Eckert for the past 10 years, Mattel’s leadership team has demonstrated an ability to manage the company in any environment. With his prior experience as CEO of Kraft Foods, Eckert brings an extensive understanding of consumers to Mattel. This management team has demonstrated an ability to reinvigorate brands, as it has updated Hot Wheels and Polly Pocket, while focusing on the brands that matter most. And rather than try to create the hot new toy of the season, they are focused on developing franchises that pay off over the long term.

As of June 30, 2010, shares traded at $21.16, a 30% discount to our private market value of $30.07.

arielinvestments.com	16	800.292.7435

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained by visiting our website, arielinvestments.com.

		Portfolio Results Ending June 30, 2010
	2Q10	YTD 2010	1 Year	3 Years	Since 6/30/05 Inception
Ariel Focus Fund	-14.63%	-10.00%	+15.38%	-10.34%	-2.17%
Russell 1000 Value Index	-11.14%	-5.12%	+16.92%	-12.32%	-1.76%
S&P 500 Index	-11.43%	-6.65%	+14.43%	-9.81%	-0.93%

Dear Fellow Shareholder: The Ariel Focus Fund lagged its benchmark and the broad market in the second quarter and year-to-date. Weak performance of our health care, investment banking and for-profit education companies due to fear of government regulation led to the Fund’s underperformance.

As we write, domestic bonds are clearly in favor while domestic equities are clearly out of favor. As of June 30, 2010, 10-year U.S. Treasury bonds yielded +2.9%. That compares to a projected 12-month earnings yield of +8.3% for the S&P 500 Index the inverse of the market PE of 121. The way we see it, two things could change to bring the earnings yield into parity with the bond yield equity prices could move up, or earnings could drop. Today’s PE ratios are indeed below the long-term historical average of 15x, but even if multiples rose immediately to that historical average, the earnings yield would still be +6.7% more than double the bond yield. Thus, in our view the market appears to be pricing in anemic earnings going forward. We find that unlikely given that we just came through a horrible recession, and we maintain our belief the U.S. economy will continue its long-term pattern of growth. And yet, money continues to flow heavily into bond funds and move heavily out of U.S. equity funds. This condition brings us to one of John Templeton’s maxims for investing, “Buying when others are despondently selling and selling when others are greedily buying.”

Turning from the general market to our own portfolio, we have rarely found our positions to be so out of favor. Right now we are finding excellent values in health care, investment banking and for-profit education. All three industries have lagged in 2010 weighed down by a common investor concern regarding government regulation. Various commentators have made exaggerated claims about “Nationalization of one-sixth of the U.S. economy!” as if recently passed health care reform would mean a government take-over of private health care companies. Johnson & Johnson (JNJ), Baxter Intl Inc. (BAX), Merck & Co., Inc. (MRK) and Covidien plc (COV) are all trading at historically low multiples and have all declined year-to-date. Headlines around financial reform have prophesized the end of proprietary trading for Wall Street firms. goldman Sachs group, Inc. (gS) and Morgan Stanley (MS) are both down around -20% this year and are trading near 1x book. Employees have fought for nearly 100 years to become partners at goldman Sachs in order to have the right to invest in the company at book. Now we can buy goldman at 1x book just by calling a broker. Predictions of doom for the for-profit education industry wrought by student loan reform are practically a daily occurrence. As we write, Apollo group, Inc. (APOL), owners of the University of Phoenix, is trading at a PE of less than 8x forward earnings, compared to a 10-year average of over 20x for this high-growth company that has more students than all of the Big Ten universities combined!

“…we maintain our belief the
U.S. economy will continue its
long-term pattern of growth.”

Our view of the effect of regulation on the health care,investmentbankingandfor-industries is remarkably similar. All three industries will enjoy substantial secular growth over both the near- and long-term. Demand for health care products will grow, not decline. It will be harder, not easier, for new health care competitors to emerge, increasing the size of the economic moat around these businesses. Demand for liquidity from institutional investors, the fundamental business of investment banking, will continue to grow as it has always grown, only now with fewer competitors (Lehman Brothers, Bear Stearns and Merrill Lynch are gone or consolidated) and even higher barriers to entry. And for-profit education, with its proven expertise in on-line training will continue to gain share from its state-run competitors due to the growing number of non-traditional students who are seeking college degrees, while providing that education at about half the all-in cost to taxpayers. Will there be new regulations of all three of these industries? Sure. Will managements in these industries adapt? Yes. Will Washington regulations destroy the economics of these businesses with so many positive secular winds at their backs? Absolutely not.

“Our view of the effect of
regulation on the health care,
investment banking and
for-profit education industries
is remarkably similar. All three
industries will enjoy substantial
secular growth over both the
near- and long-term.”

As we go to press, our second largest holding, Hewitt Associates, Inc. (HEW), has agreed to be acquired by Aon Corp. (AON) at a price of $50 per share, a 41% premium to the previous day’s close. We expect an increase in the level of M&A activity in the second half of 2010 from surprisingly low levels so far this year. Another reason we are bullish on both the overall market and investment banking companies in particular.

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Portfolio Comings and Goings
During the quarter we added goldman Sachs group, Inc. (gS), the world’s leading investment bank, with a #1 position in the mergers and acquisitions space over the past five years. It is often thought of as the investment bank of choice for the highest margin and most coveted investment banking services. Trading at near book value, we initiated a position because we believe the valuation is extremely compelling due to the market’s overreaction to regulatory probes. Conversely, we eliminated our position in Berkshire Hathaway Inc. (BRK.B) once the stock price rose above our estimate of its private market value.

“We expect an increase in the
level of M&A activity in the second
half of 2010 from surprisingly
low levels so far this year. Another
reason we are bullish on both the
overall market and investment
banking companies in particular.”

We appreciate your consideration and the opportunity  to serve you and welcome any questions or comments you might have. You can also contact us directly at  email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy                                           Timothy Fidler
Co-Portfolio Manager                                           Co-Portfolio Manager

1 Forward PE as of June 30, 2010. Source: FactSet

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND
The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations in excess of $10 billion. Ariel Focus Fund is a non- diversified fund and holds approximately 20 securities.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2010
	2nd Quarter	1 Year	3 Year	5 Year	Life of Fund
Ariel Focus Fund	-14.63%	15.38%	-10.34%	-2.17%	-2.17%
Russell 1000 Value Index	-11.14%	16.92%	-12.32%	-1.64%	-1.76%
S&P 500 Index	-11.43%	14.43%	-9.81%	-0.79%	-0.93%
Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS

		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index

Consumer discretionary	23.97%	8.30%	12.02%
& services

Health care	19.54%	13.45%	12.02%

Financial services	18.94%	29.04%	17.14%

Producer durables	18.89%	8.88%	10.64%

Technology	9.85%	4.62%	17.16%

Energy	8.81%	10.51%	10.80%

Utilities	0.00%	12.36%	6.51%

Consumer staples	0.00%	9.81%	10.01%

Materials & processing	0.00%	3.03%	3.71%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition
Equity	96.8%
Cash, Other Assets & Liabilities	3.2%
Expense Ratio
Net	1.25%*
Gross	1.87%*

TOP TEN EQUITY HOLDINGS

1	Johnson & Johnson	6.2%	6	Tyco Intl Ltd.	4.6%
	Diversified health care and			Diversified manufacturing
	consumer products company			conglomerate

2	Hewitt Associates, Inc.	5.4%	7	Omnicom Group Inc.	4.6%
	Leading human resources			Leading global advertising and
	outsourcing and consulting firm			marketing services company

3	International Business	5.2%	8	Lockheed Martin Corp.	4.3%
	Machines Corp.			Global defense, security, and
	World’s top provider of computer			aeronautics company
	products and services
			9	Dell Inc.	4.3%
4	Merck & Co., Inc.	5.0%		Global personal computer
	Global pharmaceutical company			manufacturer and technology
				provider
5	Exxon Mobil Corp.	4.9%
	Engaged in the exploration,		10	Morgan Stanley	4.3%
	production, transportation, and			Leading global financial
	sale of crude oil and natural gas			services firm

*As of 9/30/09 Ariel Investments, LLC, the Adviser to the Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2011.

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

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Ariel Focus Fund Schedule of Investments	June 30, 2010 (unaudited)

Number of Shares	Common Stocks – 96.78%	Cost	Market Value

	Consumer discretionary & services – 23.19%
45,600	Apollo Group, Inc.(a)	$2,892,400	$1,936,632
58,500	Carnival Corp. & plc	2,240,129	1,769,040
258,400	Interpublic Group of Cos., Inc.(a)	1,878,845	1,842,392
66,400	Omnicom Group Inc.	2,620,950	2,277,520
23,100	Toyota Motor Corp., ADR	1,938,767	1,583,967
66,300	Walt Disney Co.	1,907,187	2,088,450
		13,478,278	11,498,001
	Energy – 8.53%
42,000	Exxon Mobil Corp.	3,010,362	2,396,940
36,400	Hess Corp.	2,053,539	1,832,376
		5,063,901	4,229,316
	Financial services – 18.33%
42,900	AFLAC Inc.	1,735,749	1,830,543
82,000	Bank of New York Mellon Corp.	2,333,873	2,024,580
9,600	Goldman Sachs Group, Inc.	1,400,129	1,260,192
50,300	JPMorgan Chase & Co.	2,110,019	1,841,483
91,750	Morgan Stanley	2,693,893	2,129,518
		10,273,663	9,086,316
	Health care – 18.91%
50,200	Baxter Intl Inc.	2,574,513	2,040,128
44,675	Covidien plc	1,789,408	1,795,041
51,800	Johnson & Johnson	3,213,482	3,059,308
70,900	Merck & Co., Inc.	2,129,835	2,479,373
		9,707,238	9,373,850
	Producer durables – 18.28%
50,000	Accenture plc, Class A	1,326,141	1,932,500
78,100	Hewitt Associates, Inc., Class A(a)	3,017,312	2,691,326
28,700	Lockheed Martin Corp.	2,220,693	2,138,150
65,275	Tyco Intl Ltd.	2,385,476	2,299,638
		8,949,622	9,061,614

Ariel Focus Fund Schedule of Investments (continued)	June 30, 2010 (unaudited)

Number of Shares	Common Stocks – 96.78%	Cost	Market Value

	Technology – 9.54%
176,900	Dell Inc.(a)	$3,289,781	$2,133,414
21,000	International Business Machines Corp.	2,219,432	2,593,080
		5,509,213	4,726,494

	Total common stocks	52,981,915	47,975,591

Principal Amount	Repurchase Agreement – 3.01%	Cost	Market Value

$1,489,732	Fixed Income Clearing Corporation, 0.00%, dated 6/30/2010,
	due 7/1/2010, repurchase price $1,489,732, (collateralized by
	Federal Home Loan Mortgage Assoc., 4.75%, due 1/19/2016)	$1,489,732	$1,489,732
	Total Investments – 99.79%	$54,471,647	49,465,323
	Other Assets less Liabilities – 0.21%		105,847
	Net Assets – 100.00%		$49,571,170

(a)Non-income producing.
ADR stands for American Depositary Receipt.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

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Ariel Focus Fund Statistical Summary (ARFFX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2008	2009	2010	2008	2009	2010	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	6/30/10	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Hewitt Associates, Inc.	HEW	34.46	27.92	43.85	2.03	2.81	2.98	17.0	12.3	11.6	3,207
Interpublic Group of Cos., Inc.	IPG	7.13	4.57	12.40	0.52	0.19	0.44	13.7	37.5	16.2	3,489
Apollo Group, Inc.	APOL	42.47	42.41	76.86	3.25	4.51	5.39	13.1	9.4	7.9	6,266
Omnicom Group Inc.	OMC	34.30	29.71	44.08	3.17	2.67	2.81	10.8	12.8	12.2	10,529
Hess Corp.	HES	50.34	46.33	66.49	7.28	2.27	4.78	6.9	22.2	10.5	16,529
Tyco Intl Ltd.	TYC	35.23	25.24	40.61	2.97	2.42	2.72	11.9	14.6	13.0	16,746
AFLAC Inc.	AFL	42.67	28.17	56.56	3.92	4.85	5.24	10.9	8.8	8.1	20,030
Covidien plc	COV	40.18	34.89	52.48	2.81	3.20	3.55	14.3	12.6	11.3	20,131
Dell Inc.	DELL	12.06	11.84	17.52	1.35	0.96	1.08	8.9	12.6	11.2	23,577
Carnival Corp. & plc	CCL	30.24	23.99	44.21	2.84	2.24	2.39	10.6	13.5	12.7	23,859
Baxter Intl Inc.	BAX	40.64	40.34	61.88	3.45	4.03	4.20	11.8	10.1	9.7	24,298
Accenture plc	ACN	38.65	19.19	44.67	2.65	2.79	2.65	14.6	13.9	14.6	24,601
Lockheed Martin Corp.	LMT	74.50	67.39	87.19	8.06	7.96	7.28	9.2	9.4	10.2	27,639
Bank of New York Mellon Corp.	BK	24.69	24.63	32.65	1.22	(0.93)	2.25	20.2	NM	11.0	29,948
Morgan Stanley	MS	23.21	23.14	35.78	3.51	(0.93)	3.00	6.6	NM	7.7	32,458
Walt Disney Co.	DIS	31.50	22.05	37.98	2.10	1.82	2.19	15.0	17.3	14.4	62,030
Goldman Sachs Group, Inc.	GS	131.27	131.02	193.60	4.67	23.74	18.00	28.1	5.5	7.3	67,498
Toyota Motor Corp.	TM	68.57	68.05	91.97	0.52	0.36	2.80	131.9	190.5	24.5	107,518
Merck & Co., Inc.	MRK	34.97	25.05	41.56	3.52	3.34	3.45	9.9	10.5	10.1	109,024
JPMorgan Chase & Co.	JPM	36.61	31.59	48.20	1.37	2.24	3.25	26.7	16.3	11.3	145,538
International Business Machines Corp.	IBM	123.48	99.50	134.25	8.89	9.88	11.34	13.9	12.5	10.9	158,344
Johnson & Johnson	JNJ	59.06	55.71	66.20	4.75	4.81	5.10	12.4	12.3	11.6	162,878
Exxon Mobil Corp.	XOM	57.07	56.92	76.54	8.47	4.00	5.53	6.7	14.3	10.3	268,118

Note: Holdings are as of June 30, 2010. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2010. P/E ratios are based on earnings stated and June 30, 2010 stock price.

Carnival Corporation (NYSE: CCL) 3655 NW 87th Avenue Miami, FL 33178 305.599.2600 carnival.com

Carnival Corp. is the world’s leading cruise operator with 40% market share globally and 50% market share in North America. Carnival operates under 11 distinct brands globally including Carnival Cruise Lines, Princess Cruises, Holland America Line, Seabourn Cruise Line, Costa Cruises, Cunard Line, P&O Cruises, Ocean Village, Ibero, AIDA and P&O Cruises Australia. Under these brands, Carnival operates 97 ships carrying approximately 200,000 guests at any given time. Across the company’s various cruiselines, Carnival attracts nearly 8.5 million guests annually. Its global presence will continue to grow with the company taking delivery of an additional 10 new ships through May 2014.

Choppy Economic Conditions
In 2009, Carnival saw its worst pricing environment in decades, even worse than post 9/11, and the weakness has weighed on Carnival stock. Some investors speculate this difficult environment will continue as consumers with less money to spend will cease taking vacations. We believe vacations are not viewed as a luxury, but rather a necessity. As such, individuals will continue to find ways to escape from everyday life. Additionally, cruising is a cheaper alternative to comparable quality land-based travel. The cost of a cruise vacation has become even more affordable because of the increased number of departure ports, meaning travel expenses are lower (sometimes eliminating airfare completely).

Superior Balance Sheet
Carnival’s fortress-like balance sheet, industry-leading capital allocation and profitability have enabled the company to distance itself from the competition. In today’s difficult credit environment, Carnival is able to purchase new ships without borrowing, whereas its competitors must rely on third parties to finance their purchases, which puts them at a structural disadvantage.

Best Captain in Cruising
Micky Arison, Carnival’s CEO, literally grew up in the industry. He started in Carnival’s sales department, served as reservations manager in 1974, became vice president of passenger traffic in 1976, and moved up to president in 1979. In 1990, Micky took over as CEO of Carnival Cruise Lines from his father who built Carnival into a global leader from scratch. given his long tenure in the industry, Micky has proven himself an innovator. An additional bonus for shareholders is Micky thinks like a shareholder, after all, he owns nearly 30 percent of Carnival. We are comfortable being in the same boat with Micky for the long run.

Intriguing Valuation
With the current clouds hanging over the stock, Carnival trades near 13x the company’s anticipated fiscal year earnings. We view this as very compelling for a dominant industry leader with a recognized brand and solid balance sheet. The market has gotten so negative on the stock that it is currently valuing the company below the replacement cost of its current fleet.

As of June 30, 2010, shares traded at $30.24, a 41% discount to our steadily growing private market value of $50.97.

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Notes to Schedules of Investments	June 30, 2010 (unaudited)

Note One | Organization
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant accounting policies
The following is a summary of significant policies related to investments of the Funds held at June 30, 2010.

Fair Value Measurements – ASC 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities)
Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value  of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of  June 30, 2010 in valuing the Funds’ investments carried  at market value:

		Ariel	Ariel
	Ariel Fund	Appreciation	Focus Fund
		Fund

Level 1	$1,806,329,250	$1,260,544,639	$47,975,591
Level 2	10,487,204	4,988,685	1,489,732
Level 3	—	—	—
Market
Value at
06/30/2010	$1,816,816,454	$1,265,533,324	$49,465,323

As of June 30, 2010 all Level 2 securities held are repurchase agreements, see Schedule of Investments.

Investment valuation – Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price.

Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities.

Securities and assets for which market quotations are not readily available are valued at fair value as determined  in good faith by or under the direction of the Board  of Trustees.

Repurchase agreements – The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions –  Securities transactions are accounted for on a trade date basis.

Note Three | Transactions with affiliated companies
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the nine months ended June 30, 2010, with affiliated companies:

		Share Activity			Nine Months Ended June 30, 2010
	Balance			Balance		Dividends	Amount of Gain
Security Name	September 30,	Purchases	Sales	June 30, 2010	Market Value	Credited to	(Loss) Realized on
	2009					Income	Sale of Shares
Interface, Inc.	3,825,658	669,380	—	4,495,038	$48,276,708	$62,692	$ —
PrivateBancorp, Inc.*	1,927,457	1,865,400	459,200	3,333,657	36,936,920	105,268	(1,695,100)
					$85,213,628	$167,960	$(1,695,100)
*No longer an affiliated company.

BOARD *of* TRUSTEES

MELLODY L. HOBSON
CHAIRMAN OF THE BOARD
President
Ariel Investments, LLC

ROYCE N. FLIPPIN, JR.*
LEAD INDEPENDENT TRUSTEE
President
Flippin Associates

MARIO L. BAEZA, ESQ.*
Chairman and Chief Executive Officer
The Baeza Group, LLC and Baeza & Co., LLC
Founder and Executive Chairman
V-Me Media, Inc.

JAMES W. COMPTON*
Retired President and Chief Executive Officer
Chicago Urban League

WILLIAM C. DIETRICH*
Former Executive Director
Shalem Institute for Spiritual Formation, Inc.

JOHN G. GUFFEY, JR.*
President
Aurora Press, Inc.

CHRISTOPHER G. KENNEDY*
President, Merchandise Mart Properties, Inc.
Executive Officer, Vornado Realty Trust

MERRILLYN J. KOSIER
Chief Marketing Officer, Mutual Funds
Executive Vice President
Ariel Investments, LLC

WILLIAM M. LEWIS, JR.*
Managing Director and Co-Chairman
of Investment Banking
Lazard Ltd

H. CARL MCCALL*
Principal
Convent Capital, LLC

JOHN W. ROGERS, JR.
Chairman, Chief Executive Officer
and Chief Investment Officer
Ariel Investments, LLC

JAMES M. WILLIAMS*
Vice President and Chief Investment Officer
J. Paul Getty Trust

CHAIRMAN EMERITUS
(has no trustee duties or responsibilities)
BERT N. MITCHELL, CPA
Chairman and Chief Executive Officer, Mitchell & Titus, LLP

** Independent Trustee*

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